Supplement dated September 20, 2010 to the Prospectus dated May 1, 2010 for the
Pacific Value, Pacific Odyssey, Pacific Innovations Select, Pacific Portfolios, and the Pacific Portfolios for Chase variable annuity contracts issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in the Prospectus referred to above unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life & Annuity Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the Prospectus dated May 1, 2010, as supplemented.

Effective November 1, 2010, all references in the Prospectus to the current or annual charge percentage for the following optional living benefit riders will change to the following:

Flexible Lifetime Income (Single)	0.90%
Flexible Lifetime Income (Joint)	1.10%
Automatic Income Builder	1.05%
Lifetime Income Access Plus	0.90%
Guaranteed Protection Advantage 5 (GPA 5)	0.75%

Reorganization of the Equity and Multi-Strategy Portfolios

The reorganization will take effect on or about October 29, 2010 (the “reorganization date”). The following transactions (the “reorganization”), are scheduled to occur:

•	Equity Portfolio shares will be transferred to the Main Street® Core Portfolio, and

•	Multi-Strategy Portfolio shares will be transferred approximately 55% to the Main Street® Core Portfolio and approximately 45% to the Managed Bond Portfolio.

At the same time that the reorganization occurs, Subaccount Units of the Equity and Multi-Strategy variable accounts will automatically be transferred as outlined above. After the reorganization, the Equity and Multi-Strategy Portfolios and variable accounts will cease to exist.

On the reorganization date, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates: (1) the Equity Investment Option will be deemed an instruction for the Main Street Core Investment Option; and/or (2) the Multi-Strategy Investment Option will be deemed an instruction for the Main Street Core (55%) and Managed Bond (45%) Investment Options. This includes, but is not limited to, instructions for Purchase Payment allocations, partial withdrawals and transfer instructions (including instructions under any systematic transfer option). Work with your financial professional to determine if your existing instructions regarding the affected Investment Options should be changed before or after the reorganization date.

You will have 30 calendar days before and 30 calendar days after the reorganization date (the “free transfer period”) to transfer out of the affected portfolios. On any Business Day during the free transfer period, you may make one transfer out of the Equity and/or Multi-Strategy Investment Options before the reorganization date or, if your Subaccount Units were automatically transferred due to the reorganization, one transfer out of the Main Street Core and/or Managed Bond Investment Option(s) without the transfer counting towards the transfer limitations described in your prospectus (including any systematic transfers). However, any Investment Option into which you make your transfer will be subject to the transfer limitations described in your prospectus.

Portfolio Manager Change

On or about January 1, 2011, the portfolio manager for the Pacific Select Fund International Value portfolio will change from AllianceBernstein L.P. to J.P. Morgan Investment Management Inc.